UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2006

United Auto Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 8, 2006, Sytner Group Limited, a wholly owned subsidiary of United Auto Group, Inc., and the Royal Bank of Scotland plc, as agent for National Westminster Bank plc, entered into a supplemental agreement to the Credit Agreement dated February 28, 2003. This supplemental agreement extended the credit agreement final mautrity date to March 31, 2008. A copy of the amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On May 3, 2006, our Board of Directors approved a two-for-one split of the Company's common stock. The additonal shares of common stock will be distributed on June 1, 2006 to shareholders of record on May 11, 2006 as discussed in the press release incorporated herein and attached hereto as Exhibit 99.1.

The Board of Directors also approved a dividend of $0.07 per share payable on June 1, 2006 to shareholders of record on May 11, 2006. This dividend will be paid on the post-split share amounts, as discussed in the press release incorporated herein and attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On May 3, 2006, our Board of Directors approved a two-for-one split of the Company's common stock. The additonal shares of common stock will be distributed on June 1, 2006 to shareholders of record on May 11, 2006 as discussed in the press release incorporated herein and attached hereto as Exhibit 99.1.

The Board of Directors also approved a dividend of $0.07 per share payable on June 1, 2006 to shareholders of record on May 11, 2006. This dividend will be paid on the post-split share amount, as discussed in the press release incorporated herein and attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 4.1 Supplemental Agreement dated May 8, 2006 to the Credit Agreement dated February 28, 2003 between Sytner Group Limited and The Royal Bank of Scotland plc, as agent for National Westminster Bank plc.

Exhibit 99.1 Press Release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Auto Group, Inc.

May 8, 2006	By:	Shane M. Spradlin

Name: Shane M. Spradlin
Title: Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Supplemental Agreement to the Credit Agreement dated February 28, 2003 between Sytner Group Limited and the Royal Bank of Scotland plc, as agent for National Westminster Bank plc
99.1	Press Release